JOHN HANCOCK INVESTMENT TRUST
John Hancock Balanced Fund

Class:	Ticker:	Class:	Ticker:
A	SVBAX	R1	JBAOX
B	SVBBX	R2	JBATX
C	SVBCX	R3	JBAHX
I	SVBIX	R4	JBAFX
		R5	JBAVX
		R6	JBAWX
John Hancock Global Opportunities Fund

Class:	Ticker:	Class:	Ticker:
A	JGPAX	I	JGPIX
B	JGPBX	NAV	JGPNX
C	JGPCX	R2	JGPSX
		R6	JGPRX
John Hancock Large Cap Equity Fund

Class:	Ticker:	Class:	Ticker:
A	TAGRX	R1	JLCRX
B	TSGWX	R2	JLCYX
C	JHLVX	R3	JLCHX
I	JLVIX	R4	JLCFX
		R5	JLCVX
		R6	JLCWX
John Hancock Small Cap Intrinsic Value Fund

Class:	Ticker:	Class:	Ticker:
A	JHIAX	I	JHIIX
B	JCIBX	NAV	JSIFX
C	JSICX	R6	JHIRX
John Hancock Sovereign Investors Fund

Class:	Ticker:	Class:	Ticker:
A	SOVIX	C	SOVCX
B	SOVBX	I	SOIIX
Statement of Additional Information
March 1, 2013 (as revised March 8, 2013)
This Statement of Additional Information (the “SAI”) provides information about John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Large Cap Equity Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund (each a “Fund” and collectively the “Funds”) in addition to the information that is contained in each Fund’s current Class A shares, Class B shares and Class C shares prospectus; Class I shares prospectuses; the Class NAV shares prospectuses for Global Opportunities Fund and Small Cap Intrinsic Value Fund; the Class R1, Class R2, Class R3, Class R4 and Class R5 shares prospectuses for Balanced Fund and Large Cap Equity Fund; the Class R2 shares prospectus for Global Opportunities Fund; and each

Fund’s Class R6 shares prospectus (except Sovereign Investors Fund) (collectively, the “Prospectuses”). Each Fund is a diversified series of John Hancock Investment Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the financial statements of each Fund for the period ended October 31, 2012, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”). A copy of a Prospectus or Annual Report can be obtained free of charge by writing or telephoning:
John Hancock Signature Services, Inc.
P. O. Box 55913
Boston, MA 02205-5913
1-800-225-5291
www.jhfunds.com
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iii

ORGANIZATION OF THE FUNDS
Each Fund is a series of the Trust, an open-end investment management company organized as a business trust under the laws of The Commonwealth of Massachusetts. Prior to January 23, 2007, the name of Global Opportunities Fund was Large Cap Intrinsic Value Fund.
John Hancock Advisers, LLC (the “Adviser”) is each Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial,” “MFC” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife Financial in Canada and in most of Asia, and primarily as John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were C$532 billion (US$535 billion) as of December 31, 2012.
Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Pacific Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Information about Manulife Financial can be found on the Internet at www.manulife.com.
The subadviser to each Fund is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management” or the “Subadviser”). The Subadviser is a subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation. The Subadviser is responsible for providing investment advice to the Funds subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.
The Adviser serves as investment adviser to the Funds and is responsible for the supervision of the Subadviser’s services to the Funds.
The Funds’ share classes have different dates for the commencement of operations, which are listed below:

Fund	Class of Shares	Commencement of Operations
Balanced Fund	A	October 5, 1992
	B	October 5, 1992
	C	October 5, 1992
	I	March 1, 2002
	R1	September 8, 2008
	R2	March 1, 2012
	R3	September 8, 2008
	R4	September 8, 2008
	R5	September 8, 2008
	R6	September 1, 2011
Global Opportunities Fund	A	February 28, 2005
	B	February 28, 2005
	C	February 28, 2005
	I	February 28, 2005
	NAV	October 29, 2007

Fund	Class of Shares	Commencement of Operations
	R2	March 1, 2012
	R6	September 1, 2011
Large Cap Equity Fund	A	September 30, 1984
	B	September 30, 1984
	C	September 30, 1984
	I	March 1, 2001
	R1	May 22, 2009
	R2	March 1, 2012
	R3	May 22, 2009
	R4	May 22, 2009
	R5	May 22, 2009
	R6	September 1, 2011
Small Cap Intrinsic Value Fund	A	February 28, 2005
	B	February 28, 2005
	C	February 28, 2005
	I	February 28, 2005
	NAV	May 1, 2007
	R6	September 1, 2011
Sovereign Investors Fund	A	December 1, 2003
	B	December 1, 2003
	C	December 1, 2003
	I	December 1, 2003
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of each Fund’s investment policies and risks, as discussed in the Prospectuses. Each Fund’s investment objective, as stated in the Fund’s Prospectuses, is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Funds will achieve their investment objectives.
Investment Policies and Risks Common to All Funds
Preferred Stocks. The Funds may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.
Convertible Securities. The Funds may invest in convertible securities, which may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any applicable exemptive relief, each Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with a Fund’s management of daily cash portions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operations, the Fund and its shareholders also will bear the pro rata portion of each other investment company’s advisory and operational expenses.
Government Securities. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, and certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Certain other U.S. government securities issued or guaranteed by federal agencies or government sponsored enterprises are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and obligations supported by the credit of the instrumentality, such as those issued by the Federal National Mortgage Association (“Fannie Mae”). No assurance can be given that the U.S. government will provide financial support to such federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.
The securities issued by Ginnie Mae, Freddie Mac and Fannie Mae are mortgage-backed securities that provide monthly payments that are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations (“CMOs”) in which a Fund may invest are securities issued by a U.S. government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.
Investments in Foreign Securities. The Funds may invest in securities of foreign companies. The Funds may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.
Foreign Currency Transactions. Each Fund’s foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.
The Funds also may enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Subadviser.
If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. The segregated assets will be valued at market daily and if the value of the segregated assets declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Fund’s commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.
Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that a Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers and listed issuers than in the United States.
With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The dividends, in some cases capital gains and interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Securities prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

European Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries on their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.
A Fund may be exposed to these risks through its direct investments in European securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact a Fund.
Repurchase Agreements. In a repurchase agreement, a Fund buys a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. government securities. Under procedures established by the Board, the Subadviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements

The Funds have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in, or be prevented from, liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period, as well as, the expense of enforcing its rights.
Reverse Repurchase Agreements and Other Borrowings. Each Fund also may enter into reverse repurchase agreements, which involve the sale of U.S. government securities held in the Fund’s portfolio to a bank or securities firm, with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, each Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements.
A Fund also will continue to be subject to the risk of a decline in the market value of the securities sold under a reverse repurchase agreement because it will reacquire those securities upon effecting their repurchase. In addition, no Fund will enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets. Under procedures established by the Board, the Subadviser will monitor the creditworthiness of the banks involved.
Restricted and Illiquid Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”) (“restricted securities”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. No Fund will invest more than 15% of its net assets on illiquid investments. If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Board has adopted procedures and delegated to the Adviser oversight of the Subadviser’s compliance with the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Funds’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Options on Securities, Securities Indices and Currency. The Funds may purchase and write call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which the Funds’ investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Funds may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Funds are covered. A written call option or put option may be covered by: (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to a Fund’s obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. A Fund normally would purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund also may sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund ordinarily would realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. A Fund ordinarily would realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.
Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s and/or Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, the Funds may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. Each Fund also may enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities) and securities indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the Subadviser obtains prior written approval from the Adviser’s Complex Securities Committee.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Options on Futures Contracts. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Funds will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which quoted or denominated) it intends to purchase. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that a Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these non-hedging positions will not exceed 5% of the Fund’s net assets, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.
A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position that is intended to be protected, the desired protection may not be obtained, and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuation.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.
Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Funds proposes to acquire. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in that its portfolio securities, or securities that it intends to purchase, are quoted or denominated, by purchasing and selling futures contracts on such currencies.
A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in that its portfolio securities are quoted or denominated, or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund also may enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. A Fund also may purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular market or currency.
Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was enacted in 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.
Ratings as Investment Criteria. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”) represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P and Fitch, and their significance. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Subadviser will consider either such event in its determination of whether the Fund should continue to hold the securities.
Debt securities. Each Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which a Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
Lower Rated High Yield “High Risk” Securities. Global Opportunities Fund, Large Cap Equity Fund and Small Cap Intrinsic Value Fund may invest in high yielding, fixed-income securities rated as low as CC by S&P or Ca by Moody’s, and unrated securities deemed of equivalent quality by the Adviser or Subadviser. Balanced Fund and Sovereign Investors Fund may invest in high yielding, fixed-income securities rated as low as C by S&P or Moody’s, and unrated securities deemed of equivalent quality by the Adviser or Subadviser. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.
Securities rated lower than Baa by Moody’s or BBB by S&P or Fitch are sometimes referred to as junk bonds. See Appendix A attached to this SAI, which describes the characteristics of the securities in the various ratings categories. No Fund is obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the above-stated ratings. The credit ratings of Moody’s, S&P or Fitch, such as those ratings described here, may not be changed by Moody’s, S&P or Fitch, as the case may be, in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or that are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer’s ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.
Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately a Fund’s assets. The reduced availability of reliable, objective data may increase a Fund’s reliance on management’s judgment in valuing high yield high risk bonds. In addition, a Fund’s investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund’s investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.
The market value of debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. A Fund’s portfolio may include debt securities that sell at substantial discounts from par. These securities are low coupon bonds that, during periods of high interest rates, because of their lower acquisition cost, tend to sell on a yield basis approximating current interest rates.
Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred securities. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.
Securities Lending. Each Fund may lend its securities, so long as such loans do not represent more than 33 1/3% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Cash collateral may be invested by the Funds in a privately offered registered investment company advised by the Subadviser that is part of the same group of investment companies as the Funds and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity for the Funds to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Funds’ shares in the collateral pool decrease below their initial value. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the Subadviser does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.
Each Fund has entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as its securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs generally will bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities, and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.
Short Sales. Each Fund (except Sovereign Investors Fund) may engage in short sales of portfolio securities to attempt to limit its exposure to, or hedge, a possible market decline in the value of its portfolio securities. A Fund also may sell short securities that are not in the Fund’s portfolio, but that the Subadviser believes possess volatility characteristics similar to those portfolio securities being hedged. To effect such a transaction, a Fund must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.
A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, a Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest that a Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged.

Under applicable guidelines of the staff of the SEC, if a Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it, plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.
There may be certain holding period and gain/loss adjustments due to tax rules regarding short sales. Some long term capital gains may be recognized as short term and some short term capital losses may be recognized as long term for tax. There may be losses realized on a short sale that may not be recognized for tax if there is appreciated substantially identical property still held.
Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Funds.
No Fund intends to enter into short sales (other than those “against the box”) if, immediately after such sale, the aggregate of the value of all the securities sold short exceeds the value of 15% of the Fund’s net assets. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.
Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Funds’ portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in the Prospectus.
Defensive Investments. For temporary defensive purposes, a Fund may invest some or all of its assets in investment grade short-term securities.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA. It should be noted, however, that the CFTC has adopted certain rules that significantly affect the exemptions available to a Fund. A fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to CFTC regulation. On an annual basis, each Fund is required to reaffirm its eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser would be subject to regulation as a commodity pool operator with respect to the Fund, and the Fund would become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements. However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect the Funds is uncertain. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause a Fund to change its investment strategies or to incur additional expenses.
Interfund Lending. Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money from, other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restrictions on lending and borrowing applicable to the Fund. Balanced Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund may participate fully in the program. Global Opportunities Fund is subject to fundamental investment restrictions that prohibit lending through the program.

Large Cap Equity Fund is subject to fundamental investment restrictions on both lending and borrowing and, accordingly, is not authorized to participate in the program.
A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a Fund that is authorized to lend through the program will do so only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
Potential Adverse Effects of Large Shareholder Redemptions. A Fund may from time to time sell to one or more investors, including other funds advised by the Adviser or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect a Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption, in either case, at a time when a Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales result in gains.
Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Gaming-Tribal Authority Investments. The Fund may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of the Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.
Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as the Fund), could be precluded from judicially enforcing their rights and remedies.
Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Fund.

Specific Investment Policies and Risks of Balanced Fund and Large Cap Equity Fund
Rights and Warrants. Each of these Funds may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s fundamental investment restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund’s assets as compared with investing the same amount in the underlying stock.
Specific Investment Policies and Risks of Balanced Fund, Large Cap Equity Fund and Small Cap Intrinsic Value Fund
Forward Commitment and When-Issued Securities. Each of these Funds may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date that a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Specific Investment Policies and Risks of Global Opportunities Fund and Large Cap Equity Fund
Short-Term Bank and Corporate Obligations. Each of these Funds may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. government or its agencies and commercial paper rated at least P-1 by Moody’s or A-1 by S&P. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
Specific Investment Policies and Risks of Global Opportunities Fund and Small Cap Intrinsic Value Fund
Real Estate Investment Trusts. Each of these Funds may invest in shares of real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets, income and distributions. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
Risks of Investment in Real Estate Securities. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. Risks associated with investing in real estate securities include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Specific Investment Policies and Risks of Balanced Fund
Structured or Hybrid Notes. This Fund may invest in “structured” or “hybrid” notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund’s loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.
Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, this Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps also may depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to risks related to the counterpart’s ability to perform, and may decline in value if the counterpart’s credit worthiness deteriorates. The Fund also may suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap, cap, and collar or floor transactions.
Participation Interests. Participation interests, that may take the form of interests in, or assignments of certain loans, are acquired from banks that have made these loans or are members of a lending syndicate. This Fund’s investments in participation interests are subject to its 15% limitation on investments in illiquid securities.
Pay-In-Kind, Delayed and Zero Coupon Bonds. This Fund may invest in pay- in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See “Additional Information Concerning Taxes.”
Brady Bonds. This Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds known as Brady Bonds. The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF, debtor nations are required to agree implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country’s ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Subadviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries that have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.
Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate that increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.
Forward Commitment and When-Issued Securities. This Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Mortgage Securities (Balanced Fund, Global Opportunities Fund and Large Cap Equity Fund):
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if the Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
–	one-year, three-year and five-year constant maturity Treasury Bill rates;

–	three-month or six-month Treasury Bill rates;

–	11th District Federal Home Loan Bank Cost of Funds;

–	National Median Cost of Funds; or

–	one-month, three-month, six-month or one-year LIBOR and other market rates.
During periods of increasing rates, a Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Fund would likely decrease. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s net asset value (“NAV”) could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
–	mortgage bankers;

–	commercial banks;

–	investment banks;

–	savings and loan associations; and

–	special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Ginnie Mae or Freddie Mac such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. The Fund may invest in mortgage securities and will not limit its investments in such securities to those with credit enhancements.
Collateralized Mortgage Obligations. CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (that may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
CMOs purchased by a Fund may be:

(1)	collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2)	collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3)	securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Each of these Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Fund’s net assets. See “Investment Policies and Risks — Restricted Securities.”
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a Fund’s relatively stable NAV.
Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, the Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus, a Fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch, or “Aa” or better by Moody’s.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A Fund investing in asset-backed securities will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Investment Policies and Risks — Restricted and Illiquid Securities.”
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
–	liquidity protection; and

–	default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. No Fund will pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:
•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations. Each of these Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of both the equity tranche and the CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes and, therefore, receive payments only after the obligations of the more senior class have been satisfied; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The following investment restrictions will not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the Fund’s outstanding shares.
Senior Securities
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(1)	None of these Funds may issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Large Cap Equity Fund
(2)	The Fund may not issue senior securities as defined in the 1940 Act, and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.
Borrowing
Balanced Fund
(3)	The Fund may not borrow money in amounts exceeding 33% of the Fund’s total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.
Global Opportunities Fund and Small Cap Intrinsic Value Fund
(4)	Neither of these Funds may borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.
Large Cap Equity Fund
(5)	The Fund may not borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund’s shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund’s assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of total assets.
Sovereign Investors Fund
(6)	The Fund may not borrow money except in connection with the sale or resale of its shares.
Underwriting
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(7)	None of these Funds may engage in the business of underwriting securities issued by others, except to the extent that each such Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Large Cap Equity Fund
(8)	The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.
Real Estate
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(9)	None of these Funds may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each such Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
Large Cap Equity Fund
(10)	The Fund may not invest in real estate (including interests in real estate investment trusts).
Loans
Balanced Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(11)	None of these Funds may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Global Opportunities Fund
(12)	The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
Large Cap Equity Fund
(13)	The Fund may not make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the 1940 Act) as referred to under “Investment Policies and Risks” above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.
Commodities
Balanced Fund
(14)	The Fund may not buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

Global Opportunities Fund and Small Cap Intrinsic Value Fund
(15)	Neither of these Funds may invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.
Large Cap Equity Fund
(16)	The Fund may not invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.
Sovereign Investors Fund
(17)	The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.
Industry Concentration
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(18)	None of these Funds may concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Large Cap Equity Fund
(19)	The Fund may not purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry.
Diversification
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(20)	Each of these Funds has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Large Cap Equity Fund
(21)	The Fund may not purchase more than 10% of the voting securities of any class of securities of any one issuer.
(22)	The Fund may not purchase securities which will result in the Fund’s holdings of the issuer thereof to be more than 5% of the value of the Fund’s total assets (exclusive of U.S. Government securities).

Margin Investment (Large Cap Equity Fund only)
(23)	The Fund may not buy securities on margin or sell short.
Trustee and Officer Ownership (Large Cap Equity Fund only)
(24)	The Fund may not purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.
Unseasoned Companies (Large Cap Equity Fund only)
(25)	The Fund may not invest in a company having a record of less than three years’ continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
Balanced Fund: Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholders’ approval.
The Fund may not:
(a)	Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b)	Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c)	Invest for the purpose of exercising control over or management of any company.

(e)	Invest more than 15% of its net assets in illiquid securities.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Global Opportunities Fund: Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The Fund may not:
1.	Invest in the securities of an issuer for the purpose of exercising control or management.

2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.	Invest more than 15% of its net assets in securities which are illiquid.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Large Cap Equity Fund: Nonfundamental Investment Restrictions. The following restrictions are designated as nonfundamental and may be changed by the Board without the shareholder approval.
The Fund may not:
(1)	Purchase securities while outstanding borrowings exceed 5% of the fund’s total assets.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Small Cap Intrinsic Value Fund: Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The Fund may not:
1.	Invest in the securities of an issuer for the purpose of exercising control or management.

2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

3.	Invest more than 15% of its net assets in securities which are illiquid.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Sovereign Investors Fund: Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

(a)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.

(b)	Purchase securities on margin or make short sales.

(c)	Invest for the purpose of exercising control over or management of any company.

(d)	Invest more than 15% of its net assets in illiquid securities.

(e)	Write put or call options.
In addition:
(f)	No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.

(g)	The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than U.S. Government securities).
If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Investment Restrictions that May be Changed Only on 60 Days’ Notice to Shareholders. In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of Large Cap Equity Fund and Small Cap Intrinsic Value Fund is subject to change only upon 60 days’ prior notice to shareholders; refer to the applicable Prospectus for each Fund’s “Investment Strategies.”
PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, that must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Funds for the fiscal years ended October 31, 2011 and October 31, 2012 were as follows:

Fund	2011	2012
Balanced Fund	67%	65%
Global Opportunities Fund	136%	93%
Large Cap Equity Fund	59%	108%
Small Cap Intrinsic Value Fund	95%	70%
Sovereign Investors Fund	52%	32%

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of the Funds’ Subadviser, principal underwriter or affiliated persons of the Adviser, Subadviser or principal underwriter. The Trust’s general policy with respect to the release of the Funds’ portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of the Funds, and to all third party service providers and rating agencies.
Portfolio holdings information for the Funds that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. The Funds’ material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Funds to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution and pricing of portfolio holdings. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
As of the date of this SAI, the entities receiving information described in the preceding paragraph are: Advent Software, Inc. (third party reconciliation); Brown Brothers Harriman (third party reconciliation); BNY Mellon (middle office functions); BNP Paribas (holdings/activity, daily); BoNY (commission tracking); Broadridge Financial Solutions, Inc. (proxy votes, daily); Capital Institutional Services, Inc. (rebalancing strategy); Credit Suisse (credit provider); Electra Information Systems (third party reconciliation); Elkins McSherry LLC (commission tracking); Evare (holdings, daily and month end); FactSet (holdings, daily); FailStation (unmatched trades); Financial Tracking (compliance); FX Transparency (foreign exchange review); GainsKeeper (wash sale & REIT adjustment monitoring); Gcom (financial reporting); Goldman Sachs Agency Lending (holdings/pricing, daily); ITG Solutions Network, Inc. (trade execution analysis); Institutional Shareholder Services, Inc. (proxy voting); Mellon Bank NA (outsourcing back office operations); PricewaterhouseCoopers LLP (holdings, various audit cycles); Proxy Edge (ADP) (proxy voting); RiskMetrics Group (proxy voting); SEI (OMS platform, middle and back office functions); SJ Levinson (trade execution analytics); Star Compliance (monitoring); State Street Bank and Trust Company (custody, pricing, daily); SunGuard (security lending); Swift (holdings, daily); Thomson Financial (Baseline) (portfolio pricing); and Vestek (holdings, 30 day delay).
The CCO is required to pre-approve the disclosure of nonpublic information regarding the Funds’ portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of the Funds’ nonpublic information to affiliated persons.
The CCO shall report to the Board whenever additional disclosures of the Funds’ portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of the Funds’ nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of the Funds’

nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.
The receipt of compensation by the Funds, the Adviser, the Subadviser or an affiliate as consideration for disclosing the Funds’ nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
Registered investment companies and separate accounts that are advised or subadvised by the Subadviser may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Funds. Neither such registered investment companies and separate accounts nor the Subadviser are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The Fund’s Subadviser may not, and the Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.
In addition, the Adviser or the Subadviser may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of the Funds. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will use such information only in connection with the program, although there can be no assurance that this would be the case in an agreement between a subadviser that is not affiliated with the Adviser and a wrap account sponsor. Finally, the Adviser or the Subadviser may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.
The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of the Funds’ nonpublic portfolio holdings information.
As a result of the Funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information will not be used in a way that adversely impacts the Funds. Nonetheless, the Funds have oversight processes in place to attempt to minimize this risk.
THOSE RESPONSIBLE FOR MANAGEMENT
The business of the Funds is managed by the Trustees of the Trust, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds or the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Board. Several of the Trustees and officers of the Trust also are officers or directors of the Adviser, or officers or directors of the principal distributor to the Funds, John Hancock Funds, LLC (the “Distributor”). Each Trustee oversees the Funds and other funds in the John Hancock Fund Complex (as defined below).
The tables below present certain information regarding the Trustees and officers of the Funds, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds or the Trust (the “Non-Independent Trustee”) and the Independent Trustees. As of February 15, 2013, the John Hancock fund complex consisted of 234 funds (including separate series of series mutual funds) (collectively with the Funds, the “John Hancock Fund Complex”): John Hancock Variable Insurance Trust (“JHVIT”) (94 funds); John Hancock Funds II (“JHF II”) (94 funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust(1)	Directorships During the Past 5 Years	Trustee
James R. Boyle(2) (1959)	Trustee (since 2012)	Senior Executive Vice President, John Hancock Financial Services (1999—2012, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005—2010).	234

		Trustee, JHVIT and JHF II (since 2005); Trustee, John Hancock retail funds(3) (since 2012 and 2005—2010).

Craig Bromley(2) (1966)	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005—2012, including prior positions).	234

		Trustee, JHVIT, JHF II and John Hancock retail funds(3) (since 2012).

Warren A. Thomson(2) (1955)	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001—2013, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	234

		Trustee, JHVIT, JHF II and John Hancock retail funds(3) (since 2012).
Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust(1)	Directorships During the Past 5 Years	Trustee
Charles L. Bardelis (1941)	Trustee (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee, JHVIT (since 1988); Trustee, JHF II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, JHF III (since 2012 and 2005—2006).	234

Peter S. Burgess (1942)	Trustee (since 2012)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004—2010). Trustee, JHVIT and JHF II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, JHF III (since 2012 and 2005—2006).	234

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust(1)	Directorships During the Past 5 Years	Trustee
William H. Cunningham (1944)	Trustee (since 1986)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).	234

		Trustee, JHVIT (since 2012); Trustee, JHF II (since 2012 and 2005—2006); Trustee, John Hancock retail funds(3) (since 1986).

Grace K. Fey (1946)	Trustee (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988—2007); Director, Fiduciary Trust (since 2009).	234

		Trustee, JHVIT and JHF II (since 2008); Trustee, John Hancock retail funds(3) (since 2012).

Theron S. Hoffman (1947)	Trustee (since 2012)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (investment management consulting firm) (2003—2010); President, Westport Resources Management (investment management consulting firm) (2006—2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000—2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997—2000).	234

		Trustee, JHVIT and JHF II (since 2008); Trustee, John Hancock retail funds(3) (since 2012).

Deborah C. Jackson (1952)	Trustee (since 2008)	President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002—2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996—2009); Board of Directors of Boston Stock Exchange (2002—2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007—2011).	234

		Trustee, JHVIT and JHF II (since 2012); Trustee, John Hancock retail funds(3) (since 2008).

Hassell H. McClellan (1945)	Trustee (since 2012)	Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).	234

		Trustee, JHVIT and JHF II (since 2005); Trustee, John Hancock retail funds(3) (since 2012); Trustee, JHF III (since 2012 and 2005—2006).

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust(1)	Directorships During the Past 5 Years	Trustee
James M. Oates (1946)	Trustee and Chairperson of the Board (since 2012)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997—2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995—2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly, Phoenix Mutual Funds) (since 1988).	234

		Trustee (since 2004) and Chairperson of the Board (since 2005), JHVIT; Trustee and Chairperson of the Board, JHF II (since 2005); Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee, JHF III (since 2012 and 2005—2006).

Steven R. Pruchansky (1944)	Trustee (since 1994) and Vice Chairperson of the Board (since 2012)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	234

		Trustee and Vice Chairperson of the Board, John Hancock retail funds, JHVIT and JHF II (since 2012); Trustee (since 1992) and Chairperson of the Board (2011—2012), John Hancock retail funds.(3)

Gregory A. Russo (1949)	Trustee (since 2009)	Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002—2006); Vice Chairman, Industrial Markets, KPMG (1998—2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986—1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989—1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990—1995).	234

		Trustee, JHVIT and JHF II (since 2012); Trustee, John Hancock retail funds(3) (since 2008).

(1)	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to his current or former positions with the Adviser and certain of its affiliates.

(3)	“John Hancock retail funds” is comprised of the series of JHF III, 12 other John Hancock investment companies (including the Trust), and 10 closed-end funds.

Principal Officers who are not Trustees
The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. All of the officers listed are officers or employees of the Adviser or its affiliates. All of the officers also are officers of all of the other funds for which the Adviser serves as investment adviser.

Name	Position(s) with the
(Birth Year)	Trust	Principal Occupation(s) During Past 5 Years
Hugh McHaffie (1959)	President (since 2012)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and Trustee (2010-2012), John Hancock retail funds(1); President, JHVIT and JHF II (since 2009).

Andrew G. Arnott (1971)	Executive Vice President (since 2007)	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); Executive Vice President, JHVIT and JHF II (since 2007, including prior positions).

Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(1) and JHVIT and JHF II (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), JHVIT, JHF II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005—2008).

Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), JHVIT and JHF II (since 2007).

Salvatore Schiavone (1965)	Treasurer (since 2010)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Assistant Treasurer, JHVIT (2010-2012 and 2007-2009, including prior positions); Treasurer, JHF II (since 2010, including prior positions).

(1)	“John Hancock retail funds” is comprised of the series of JHF III, 12 other John Hancock investment companies (including the Trust), and 10 closed-end funds.

Additional Information About the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.
James R. Boyle — Through his positions as chairman and director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.
Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.
William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.
Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.
Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.
Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.
James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.
Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.
Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Adviser’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees; Committee Structure
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson, as senior executives of MFC, the parent company of the Adviser and the Distributor, and of other affiliates of the Adviser and the Distributor, provide the Board with the perspective of the Adviser and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating, Governance & Administration Committee; and Investment Committee.
The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Oates is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.
Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met eight times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the

Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.
Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met four times during the last fiscal year.
Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo) (formerly known as the Contracts & Operations Committee). This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Adviser and the Subadviser identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee. The Contracts, Legal & Risk Committee was formed recently and did not meet during the last fiscal year. The prior Contracts & Operations Committee met five times during the last fiscal year.
Nominating, Governance & Administration Committee. The Board also has a Nominating, Governance & Administration Committee composed of all of the Independent Trustees. This Committee met five times during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Fey and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. In addition, the Chairperson of the Board serves on each Investment Sub-Committee as an ex officio member. Each Investment Sub-Committee in existence during the last fiscal year (formerly known as Investment Committees) met five times during that fiscal year. One Investment Sub-Committee was formed recently and did not meet during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Adviser has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadviser, subject to oversight of the Adviser, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Adviser and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Adviser identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisers. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of the Adviser and the subadvisers. The Adviser monitors these policies and subadviser activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadviser requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from the Adviser regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadviser compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisers to receive reports regarding management of the Funds, including with respect to risk management processes.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Adviser, the subadvisers, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Adviser and the subadvisers identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Adviser on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.
In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
Compensation of Trustees and Officers
The Trust pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000, a fee of $15,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $150,000. The Vice Chairperson of the Board receives an additional retainer of $10,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $30,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $10,000 retainer. The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended October 31, 2012.
Compensation Table (1)

		Total Compensation from
	Total Compensation	the Trust and the John
Name of Trustee	from the Trust	Hancock Fund Complex(2)

Independent Trustees(3)
Charles L. Bardelis(4)	$0	$287,500
Peter S. Burgess(4)	$0	$300,000
William H. Cunningham	$39,846	$233,551
Grace K. Fey(4)	$0	$287,500
Theron S. Hoffman(4)	$0	$270,000
Deborah C. Jackson	$26,074	$212,500
Hassell H. McClellan(4)	$0	$305,000
James M. Oates(4)	$0	$387,500
Steven R. Pruchansky	$45,125	$318,623
Gregory A. Russo	$31,250	$248,500
Non-Independent Trustees
James R. Boyle(4)	$0	$0
Craig Bromley(4)	$0	$0
Warren A. Thomson(4)	$0	$0

(1)	Compensation received for services as a Trustee for the fiscal year ended October 31, 2012. The Trust does not have a pension or retirement plan for any of its Trustees or officers. With respect to Messrs. Cunningham and Pruchansky, the John Hancock Fund Complex compensation for this period included fees deferred under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Deferred Compensation Plan”) with a value as of October 31, 2012 of $280,411 and $424,025, respectively. Under the Deferred Compensation Plan, which was terminated in November 2012, Messrs. Cunningham and Pruchansky had elected to have their deferred fees invested in shares of one or more funds in the John Hancock Fund Complex, with the amounts ultimately payable to them under the Deferred Compensation Plan to be determined based upon the performance of such investments. Deferral of Trustees’ fees did not obligate the John Hancock funds to retain the services of either such Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, each such Trustee was not the legal owner of the underlying shares, but did realize any positive or negative return on those shares to the same extent as all other shareholders. It is expected that, as a result of the termination of the Deferred Compensation Plan, the amounts remaining in the Deferred Compensation Plan for these Trustees will be paid in full in January 2014.

(2)	There were approximately 240 series in the John Hancock Fund Complex as of October 31, 2012.

(3)	In addition to the Independent Trustees listed above, during the fiscal year ended October 31, 2012, James F. Carlin, Charles L. Ladner, Stanley Martin, Patti McGill Peterson and John A. Moore received compensation from the Trust and the John Hancock Fund Complex for their service as Independent Trustees. Mr. Ladner and Dr. Moore each retired as a Trustee effective as of December 31, 2011 and December 1, 2012, respectively. Messrs. Carlin and Martin and Ms. McGill Peterson each resigned as a Trustee effective as of February 29, 2012, July 25, 2012 and July 23, 2012, respectively. For the fiscal year ended October 31, 2012, compensation received from the Trust and from the John Hancock Fund Complex by Mr. Carlin was $1,272 and $33,500, respectively; by Mr. Ladner was $2,485 and $50,914, respectively; by Mr. Martin was $5,626 and $147,908, respectively; by Ms. McGill Peterson was $4,700 and $123,034, respectively; and by Dr. Moore was $9,428 and $252,500, respectively. The John Hancock Fund Complex compensation for these Trustees includes amounts contributed to the Deferred Compensation Plan described above, which, as of October 31, 2012, had a value of $ 49,301 for Mr. Ladner, $111,135 for Mr. Martin, $297,716 for Ms. McGill Peterson, and $353,089 for Dr. Moore. In January 2013, as a result of their separation from the Board, aggregate deferred compensation accrued under the Deferred Compensation Plan was paid to Mr. Ladner, Mr. Martin, Ms. McGill Peterson and Dr. Moore in the amounts of $50,207, $111,135, $61,694 and $374,265, respectively. It is expected that the amounts remaining in the Deferred Compensation Plan for Ms. McGill Peterson will be paid in full in January 2014.

(4)	Messrs. Bardelis, Boyle, Bromley, Burgess, Hoffman, McClellan, Oates and Thomson and Ms. Fey began service as Trustees as of December 1, 2012.
Trustee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2012. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A — $0
B — $1 up to and including $10,000
C — $10,001 up to and including $50,000
D — $50,001 up to and including $100,000
E — $100,001 or more

Total-
John
		Global		Small Cap	Sovereign	Hancock
Funds	Balanced	Opportunities	Large Cap	Intrinsic	Investors	Fund
Trustees	Fund	Fund	Equity Fund	Value Fund	Fund	Complex

Independent Trustees
Charles L. Bardelis	A	A	A	A	A	E
Peter S. Burgess	A	A	A	A	A	E
William H. Cunningham	A	A	A	C	A	E
Grace K. Fey	A	A	A	A	A	E
Theron S. Hoffman	A	A	A	A	A	E
Deborah C. Jackson	A	A	A	A	A	E
Hassell H. McClellan	A	A	A	A	A	E
James M. Oates	A	A	A	A	A	E
Steven R. Pruchansky	C	B	C	B	B	E
Gregory A. Russo	A	C	A	A	A	E
Non-Independent Trustees
James R. Boyle	A	A	A	A	A	E
Craig Bromley	A	A	A	A	A	D
Warren A. Thomson	A	A	A	A	A	E

SHAREHOLDERS OF THE FUNDS
As of January 31, 2013, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any class of the Funds. As of that date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the applicable class of the Funds.
Balanced Fund
As of January 31, 2013, each of the following shareholders was the beneficial owner of over 25% of a particular class or classes of shares of Balanced Fund and, as a result, may be deemed to control such class or classes of shares: John Hancock Life Insurance Company (U.S.A.), Class R2 and Class R6; New York Life Trust Company, William Perret TTEE, Class R3; DWS Trust Co TTEE Clayton Williams Energy Inc., Class R4; and Frontier Trust Co FBO LICT CORP Controlled Group D, Class R5.

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	7.51%	Record
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.88%	Record
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	29.87%	Record
B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.91%	Record
B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.02%	Record
B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10.30%	Record
B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.64%	Record
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	18.50%	Record
B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23.67%	Record
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.07%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	6.57%	Record
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.13%	Record
C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10.00%	Record
C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.90%	Record
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.74%	Record
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.94%	Record
I	GREAT-WEST TRUST COMPANY LLC TTEE FOR EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	5.22%	Beneficial
I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.28%	Record
I	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	12.87%	Beneficial
I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 FLOOR JERSEY CITY NJ 07311	14.68%	Record
I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	16.00%	Record
I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	19.99%	Record
R1	MG TRUSTCO CUST FBO UNITED CLINICS OF KENTUCKY LLC EMP 717 17TH ST STE 1300 DENVER CO 80202-3304	5.30%	Beneficial
R1	FRONTIER TRUST COMPANY FBO CONWAY PRODUCTS 401(K) ESP PO BOX 10758 FARGO ND 58106-0758	7.41%	Beneficial

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
R1	MG TRUSTCO CUST FBO MILLER MOTOR SALES INC 401K PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	9.00%	Beneficial
R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13.80%	Record
R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	Beneficial
R3	NEW YORK LIFE TRUST COMPANY WILLIAM PERRET TTEE 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	91.73%	Beneficial
R4	MG TRUST COMPANY TRUSTEE ALLENTOWN MACK 401(K) PLAN & TRUST 717 17TH ST STE 1300 DENVER CO 80202-3304	8.98%	Beneficial
R4	COUNSEL TRUST DBA MATC FBO WITMER PUBLIC SAFETY GROUP IN 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	22.33%	Beneficial
R4	DWS TRUST CO TTEE CLAYTON WILLIAMS ENERGY INC 401K PLAN PO BOX 1757 ALEM NH 03079-1143	61.79%	Beneficial
R5	NFS LLC FEBO HUNTINGTON NATIONAL BANK FBO EB ACCOUNTS 7 EASTON OVAL # EA4E70 COLUMBUS OH 43219-6010	7.95%	Beneficial
R5	FRONTIER TRUST CO FBO LICT CORP CONTROLLED GROUP D PO BOX 10758 FARGO ND 58106-0758	87.60%	Beneficial
R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	97.01%	Beneficial
Global Opportunities Fund
As of January 31, 2013, John Hancock Life Insurance Company (U.S.A.) was the beneficial owner of over 25% of the Class R2 shares of Global Opportunities Fund and, as a result, may be deemed to control that class of shares.

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5
A	WEEHAWKEN NJ 07086-6761	7.16%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
A	NEW YORK NY 10281-1003	11.56%	Record
	PERSHING LLC 1 PERSHING PLZ
A	JERSEY CITY NJ 07399-0001	18.84%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO#
A	707 2ND AVE S MINNEAPOLIS MN 55402-2405	27.46%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE
B	DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.77%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
B	MINNEAPOLIS MN 55402-2405	8.82%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
B	NEW YORK NY 10281-1003	9.68%	Record
	PERSHING LLC 1 PERSHING PLZ
B	JERSEY CITY NJ 07399-0001	18.48%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
B	SAINT LOUIS MO 63103-2523	22.95%	Record
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY
C	ST PETERSBURG FL 33716-1100	6.14%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
C	NEW YORK NY 10281-1003	7.28%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
C	SAINT LOUIS MO 63103-2523	8.71%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBo
C	707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.56%	Record
	PERSHING LLC 1 PERSHING PLZ
C	JERSEY CITY NJ 07399-0001	12.77%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
C	JACKSONVILLE FL 32246-6484	13.22%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
C	JERSEY CITY NJ 07311	13.28%	Record
	PERSHING LLC 1 PERSHING PLZ
I	JERSEY CITY NJ 07399-0001	5.42%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	JANNEY MONTGOMERY SCOTT LLC EXCLUSIVE BENEFIT OF CUSTOMERS 1801 MARKET ST
I	PHILADELPHIA PA 19103-1610	8.50%	Record
	LPL FINANCIAL 9785 TOWNE CENTRE DR
I	SAN DIEGO CA 92121-1968	11.77%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
I	JERSEY CITY NJ 07311	12.13%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST
I	2ND FL JACKSONVILLE FL 32246-6484	15.80%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
I	NEW YORK NY 10281-1003	16.82%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
I	SAINT LOUIS MO 63103-2523	17.44%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
R2	JACKSONVILLE FL 32246-6484	23.15%	Record
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL
R2	BOSTON MA 02210-2806	76.54%	Beneficial
Large Cap Equity Fund
As of January 31, 2013, each of the following shareholders was the beneficial owner of over 25% of a particular class or classes of shares of Balanced Fund and, as a result, may be deemed to control such class or classes of shares: John Hancock Life Insurance Company (U.S.A.), Class R2 and Class R6; PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 006 Heyman Properties LLC, Class R3; Great West Trust Company, Class R4; and State Street Corporation TTEE/CUST FBO ADP Access, Class R5.

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
A	NEW YORK NY 10281-1003	5.62%	Record
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5
A	WEEHAWKEN NJ 07086-6761	8.23%	Record
	PERSHING LLC
A	1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.97%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
A	MINNEAPOLIS MN 55402-2405	19.12%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
B	NEW YORK NY 10281-1003	6.27%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
B	JERSEY CITY NJ 07311	6.93%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
B	MINNEAPOLIS MN 55402-2405	8.80%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL
B	JACKSONVILLE FL 32246-6484	12.11%	Record
	PERSHING LLC 1 PERSHING PLZ
B	JERSEY CITY NJ 07399-0001	12.65%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
B	SAINT LOUIS MO 63103-2523	14.61%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
C	MINNEAPOLIS MN 55402-2405	6.76%	Record
	PERSHING LLC 1 PERSHING PLZ
C	JERSEY CITY NJ 07399-0001	7.40%	Record
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5
C	WEEHAWKEN NJ 07086-6761	7.92%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
C	SAINT LOUIS MO 63103-2523	9.55%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
C	JERSEY CITY NJ 07311	16.41%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL
C	JACKSONVILLE FL 32246-6484	24.12%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
I	NEW YORK NY 10281-1003	6.47%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
I	JERSEY CITY NJ 07311	10.64%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
I	SAINT LOUIS MO 63103-2523	13.19%	Record
	LPL FINANCIAL 9785 TOWNE CENTRE DR
I	SAN DIEGO CA 92121-1968	14.93%	Record
	TEACHERS DEFINED CONT RETPLAN TTEE FBO WEST VIRGINIA TEACHERS DCP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2
I	GREENWOOD VLG CO 80111-5002	18.29%	Beneficial
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
I	JACKSONVILLE FL 32246-6484	26.85%	Record
	FRONTIER TRUSTCO FBO WELLSPRING CAPITAL MANAGEMENT LLC PO BOX 10758
R1	FARGO ND 58106-0758	5.30%	Beneficial
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ACE IMAGEWEAR 401 K PROFIT 4120 E TRUMAN RD
R1	KANSAS CITY MO 64127-2238	6.54%	Beneficial
	FRONTIER TRUSTCO FBO REGENCY PACIFIC 401K PLAN PO BOX 10758
R1	FARGO ND 58106-0758	8.03%	Beneficial
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
R1	JACKSONVILLE FL 32246-6484	23.65%	Record
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL
R2	BOSTON MA 02210-2806	100.00%	Beneficial
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 006 HEYMAN PROPERTIES LLC 333 POST ROAD WEST BOX 7002
R3	WESTPORT CT 06880-4701	69.60%	Beneficial
	MG TRUSTCO CUST FBO STARBOARD MARINE REPAIR LTD 717 17TH ST STE 1300
R4	DENVER CO 80202-3304	14.60%	Beneficial
	MG TRUST COMPANY CUST FBO NAVRAT S INC 401 K PROFIT SHARING 717 17TH ST STE 1300
R4	DENVER CO 80202-3304	18.89%	Beneficial
	GREAT-WEST TRUST CO CUST RETIREMENT PLANS 8515 E ORCHARD RD 2T2
R4	GREENWOOD VLG CO 80111-5002	45.83%	Beneficial
	COUNSEL TRUST DBA MATC FBO SUMMIT THERAPY & PERFORMANCE CENTER INC 401K PLAN 1251 WATERFRONT PL STE 525
R5	PITTSBURGH PA 15222-4228	8.07%	Beneficial

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	FIIOC FBO PULSE TRADING INC 100 MAGELLAN WAY
R5	COVINGTON KY 41015-1999	11.26%	Beneficial
	MG TRUSTCO CUST FBO JURGENSEN CHIROPRACTIC 717 17TH ST STE 1300
R5	DENVER CO 80202-3304	14.08%	Beneficial
	FIIOC CUST FBO SOUTHERN STAR SHIPPING 401K PS PLAN 100 MAGELLAN WAY
R5	COVINGTON KY 41015-1999	17.03%	Beneficial
	STATE STREET CORPORATION TTEE/CUST FBO ADP ACCESS 1 LINCOLN ST
R5	BOSTON MA 02111-2901	34.85%	Beneficial
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST
R6	BOSTON MA 02210-2804	99.66%	Beneficial
Small Cap Intrinsic Value Fund
As of January 31, 2013, John Hancock Life Insurance Company (U.S.A.) was the beneficial owner of over 25% of each of the Class R6 shares of Small Cap Intrinsic Value Fund and, as a result, may be deemed to control that class of shares.

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	PERSHING LLC 1 PERSHING PLZ
A	JERSEY CITY NJ 07399-0001	8.18%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
A	NEW YORK NY 10281-1003	9.83%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
A	MINNEAPOLIS MN 55402-2405	48.17%	Record
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S
B	MINNEAPOLIS MN 55402-1110	5.33%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
B	NEW YORK NY 10281-1003	9.56%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT
B	LOUIS MO 63103-2523	11.97%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC
B	707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.93%	Record

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	PERSHING LLC 1 PERSHING PLZ
B	JERSEY CITY NJ 07399-0001	20.54%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
C	NEW YORK NY 10281-1003	7.25%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL
C	CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8.81%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST
C	2ND FL JACKSONVILLE FL 32246-6484	9.25%	Record
	PERSHING LLC 1 PERSHING PLZ
C	JERSEY CITY NJ 07399-0001	12.06%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
C	SAINT LOUIS MO 63103-2523	12.92%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
C	MINNEAPOLIS MN 55402-2405	13.85%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
I	NEW YORK NY 10281-1003	7.23%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
I	JERSEY CITY NJ 07311	9.32%	Record
	WELLS FARGO BANK NA FBO OMNIBUS ACCT PO BOX 1533
I	MINNEAPOLIS MN 55480-1533	10.51%	Record
	LPL FINANCIAL 9785 TOWNE CENTRE DR
I	SAN DIEGO CA 92121-1968	15.53%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
I	SAINT LOUIS MO 63103-2523	16.66%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
I	JACKSONVILLE FL 32246-6484	20.79%	Record
	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST
R6	BOSTON MA 02210-2804	100.00%	Beneficial

Sovereign Investors Fund

			Record or
Share		Percentage	Beneficial
Class	Name and Address of Owners of More than 5% of Shares	Owned	Ownership
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
A	SAINT LOUIS MO 63103-2523	5.95%	Record
	PERSHING LLC 1 PERSHING PLZ J
A	ERSEY CITY NJ 07399-0001	10.17%	Record
	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL
B	JACKSONVILLE FL 32246-6484	7.06%	Record
	AMERICAN ENTERPRISE INVESTMENT SVC FBO 707 2ND AVE S
C	MINNEAPOLIS MN 55402-2405	5.54%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
C	NEW YORK NY 10281-1003	5.74%	Record
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY
C	ST PETERSBURG FL 33716-1100	6.35%	Record
	PERSHING LLC 1 PERSHING PLZ
C	JERSEY CITY NJ 07399-0001	6.82%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
C	SAINT LOUIS MO 63103-2523	9.21%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
C	JERSEY CITY NJ 07311	22.63%	Record
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR
I	JERSEY CITY NJ 07311	11.55%	Record
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST
I	SAINT LOUIS MO 63103-2523	12.44%	Record
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC
I	NEW YORK NY 10281-1003	61.38%	Record
INVESTMENT ADVISORY AND OTHER SERVICES
Adviser. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial based in Toronto,

Canada. Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The Adviser serves as investment adviser to the Funds and is responsible for the supervision of the Subadviser’s services to the Funds.
Subadviser. The Subadviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of December 31, 2012 had approximately $133.9 billion in assets under management. The Subadviser is a wholly owned indirect subsidiary of John Hancock Life Insurance Company (U.S.A.), (an indirect wholly-owned subsidiary of Manulife Financial).
Advisory Agreement. The Funds have entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds. Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund operate under an Advisory Agreement dated July 1, 2009, which was approved by shareholders on April 16, 2009. Large Cap Equity Fund operates under an older Advisory Agreement dated December 22, 1994.
Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates the Subadviser to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the Subadviser’s management of the Funds’ investment operations in accordance with the investment objectives and related policies of the Funds, and reviews the performance of the Subadviser and reports periodically on such performance to the Board.
As compensation for its advisory services under the Advisory Agreement, the Adviser receives an advisory fee from the Trust computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund pay the advisory fee daily. Under the older form of Advisory Agreement, however, Large Cap Equity Fund pays the advisory fee (which is accrued on a daily basis ) monthly.
From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund’s actual expenses at year end fall below this limit.
The following table shows the advisory fees that the Funds incurred and paid to the Adviser for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012.

	2010			2011
Fund	Gross Fees	Waivers	Net Fees	Gross Fees	Waivers	Net Fees
Balanced Fund	$4,831,965	$0	$4,831,965	$6,977,701	$0	$6,977,701
Global Opportunities Fund	$895,729	$0	$895,729	$10,172,575	$2,456	$10,170,119
Large Cap Equity Fund	$11,680,514	$0	$11,680,514	$17,234,408	$0	$17,234,408
Small Cap Intrinsic Value Fund	$1,871,118	$0	$1,871,118	$3,849,908	$2,456	$3,847,452
Sovereign Investors Fund	$3,026,577	$0	$3,026,577	$3,484,895	$0	$3,484,895

	2012
Fund	Gross Fees	Waivers	Net Fees
Balanced Fund	$5,798,660	$0	$5,798,660
Global Opportunities Fund	$6,342,610	$31,936	$6,310,674
Large Cap Equity Fund	$10,570,424	$0	$10,570,424
Small Cap Intrinsic Value Fund	$3,033,425	$20,014	$3,013,411
Sovereign Investors Fund	$3,448,838	$0	$3,448,838

Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.
Securities held by a Fund also may be held by other funds or investment advisory clients for which the Subadviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Subadviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.
Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
Subadvisory Agreement. The Adviser and the Trust, on behalf of each Fund, have entered into Subadvisory Agreements with the Subadviser under which the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Funds and the composition of the Funds’ portfolios and furnishing the Funds with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Subadviser formulates a continuous investment program for each Fund consistent with the Fund’s investment objective and policies, as outlined in the relevant Prospectus. The Subadviser implements this program by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of the program. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Funds.
Pursuant to the Advisory Agreement and Subadvisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

The continuation of the Funds’ Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Subadvisory Agreement was approved by all Trustees. The Advisory Agreement, Subadvisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Funds and will terminate automatically if assigned. The Subadvisory Agreement terminates automatically upon the termination of the Advisory Agreement.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Subadviser, the Distributor, and the Trust have adopted a code of ethics which restricts the trading activity of those personnel.
Accounting and Legal Services Agreement. The Trust, on behalf of Large Cap Equity Fund, is a party to an Accounting and Legal Services Agreement dated January 1, 1996 with the Adviser pursuant to which the Fund receives “non-advisory services” (as described below under “Service Agreement”). Pursuant to the Accounting and Legal Services Agreement, Large Cap Equity Fund paid $420,696, $414,296 and $346,444 to the Adviser for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012, respectively.
Service Agreement. Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund operate under a Service Agreement dated July 1, 2009 with the Adviser, pursuant to which the Adviser provides non-advisory services. These non-advisory services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. The Adviser is reimbursed for its costs in providing these services.
The Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Adviser in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.
The Service Agreement had an initial term of two years and continues from year to year so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the relevant Funds, or the Adviser may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
The following table shows the fees that each Fund (other than Large Cap Equity Fund) paid to the Adviser under the Service Agreement for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012.

Fund	2010	2011	2012
Balanced Fund	$175,347	$170,207	$200,571
Global Opportunities Fund	$62,709	$187,533	$156,414
Small Cap Intrinsic Value Fund	$52,283	$61,864	$70,488
Sovereign Investors Fund	$109,087	$88,966	$131,794
Affiliated Subadvisers. The Adviser, John Hancock Investment Management Services, LLC (“JHIMS”) and the following subadvisers are controlled by Manulife Financial:
John Hancock Asset Management a division of Manulife Asset Management (US) LLC; and
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (collectively, “Affiliated Subadvisers”).

Advisory arrangements involving Affiliated Subadvisers may present certain potential conflicts of interest. For each fund subadvised by an Affiliated Subadviser, Manulife Financial will benefit not only from the net advisory fee retained by the Adviser or JHIMS, as applicable, but also from the subadvisory fee paid by the Adviser or JHIMS, as applicable, to the Affiliated Subadviser. Consequently, Manulife may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisers to manage the Fund; and (ii) the allocation of the assets of funds of funds to underlying funds having Affiliated Subadvisers. However, the Adviser and/or JHIMS, as applicable, in recommending to the Board the appointment or continued service of Affiliated Subadvisers and the Affiliated Subadvisers, each has a fiduciary duty to act in the best interests of the Fund and its shareholders. In addition, the Fund is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadviser as the subadviser to the Fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Adviser or JHIMS, as applicable, and Manulife, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.
Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser’s proxy voting policies and procedures. The Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix B to this SAI.
It is possible that conflicts of interest could arise for the Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Trust, the Adviser or Distributor or any of their affiliates has an interest in the vote.
In the event that the Subadviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadviser’s proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix B. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the Funds, it is possible that the Subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the Subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. The Subadviser also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the Funds would lose security lending income if the securities were recalled.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary) and (2) on the SEC’s website at www.sec.gov.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. A Fund also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Subadviser, the Distributor and the Trust have adopted a code of ethics that restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
Other Accounts the Portfolio Managers are Managing. The following tables reflect information regarding other accounts for which each portfolio manager of a Fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. For purposes of the tables, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The following tables reflect information as of October 31, 2012 (dollar amounts in millions):
Balanced Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Jeffrey N. Given, CFA	16	$18,985	3	$242	11	$2,856
Roger C. Hamilton	2	$886	14	$1,103	4	$174
Global Opportunities Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Christopher H. Arbuthnot, CFA	0	$0	11	$468	0	$0
Roger C. Hamilton	2	$1,273	14	$1,103	4	$174
Large Cap Equity Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Walter T. McCormick, CFA	6	$3,011	14	$1,723	3	$258
Emory W. Sanders, Jr., CFA	6	$3,011	14	$1,723	3	$258
Small Cap Intrinsic Value Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Roger C. Hamilton	2	$1,578	14	$1,103	4	$174

Sovereign Investors Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Barry H. Evans, CFA	9	$15,086	22	$362	0	$0
Christopher P. O’Keefe, CFA	0	$0	59	$1,068	1	$0.5
Christopher P. Perry, CFA	0	$0	59	$1,068	1	$0.5
John F. Snyder, III	0	$0	59	$1,068	1	$0.5
Performance-Based Fees for Other Accounts Managed. Of the accounts in the tables listed above, those for which the Subadviser receives a fee based on investment performance are listed in the table below:
Balanced Fund

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Jeffrey N. Given, CFA	0	$0	1	$60	0	$0
Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Funds as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.
Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.
•	Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

•	Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.
■	Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:
—	Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods are considered (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

—	Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

—	Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

■	Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. We believe that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.
As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Benchmark Index for Incentive Period
Balanced Fund	Morningstar US OE Moderate Allocation
Global Opportunities Fund	Morningstar US OE World Stock
Large Cap Equity Fund	Lipper Large Cap Core
Small Cap Intrinsic Value Fund	Morningstar US OE Small Blend
Sovereign Investors	Morningstar US OE Large Blend
Share Ownership by Portfolio Managers. The following tables indicate as of October 31, 2012, the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund. For purposes of these tables, the following letters represent the range indicated below:

A — $0	D — $50,001 — $100,000	F — $500,001 — $1,000,000
B — $1 — $10,000	E — $100,001 — $500,000	G — More than $1 million
C — $10,001 — $50,000
Balanced Fund

Portfolio Manager	Range of Beneficial Ownership
Jeffrey N. Given	E
Roger C. Hamilton	G
Global Opportunities Fund

Portfolio Manager	Range of Beneficial Ownership
Christopher H. Arbuthnot, CFA	G
Roger C. Hamilton	D
Large Cap Equity Fund

Portfolio Manager	Range of Beneficial Ownership
Walter T. McCormack, CFA	A
Emory W. Sanders, Jr., CFA	A
Small Cap Intrinsic Value Fund

Portfolio Manager	Range of Beneficial Ownership
Roger C. Hamilton	D
Sovereign Investors Fund

Portfolio Manager	Range of Beneficial Ownership
Barry H. Evans, CFA	E
Christopher P. O’Keefe	E

Portfolio Manager	Range of Beneficial Ownership
Christopher J. Perry	D
John F. Snyder, III	E
DISTRIBUTION CONTRACTS
The Funds have a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Funds that are continually offered at NAV next determined, plus any applicable sales charge, if any. Class I, Class NAV and Class R6 shares of the Funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of certain other classes of the Funds’ shares, the Distributor and Selling Firms receive compensation from sales charges imposed at the time of sale. In the case of certain other classes of the Funds’ shares, the Selling Firms receive compensation immediately but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receives any compensation with respect to the sale of Class I or Class R6 shares of the Funds.
Unlike the Funds’ other share classes, Class I, Class NAV and Class R6 shares of the Funds are not subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class NAV and Class R6 shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Adviser or by the Distributor and will not be paid by the Funds.
With respect to the Funds’ other share classes, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made are made with respect to the Funds’ Class I, Class NAV or Class R6 shares.
The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as effecting portfolio transactions for the Funds. If a firm provides these services, the Adviser or a Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to a Fund.
Affiliated Underwriting Transactions by the Subadviser. The Funds have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in that an affiliate of the Subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
Underwriting Commissions. Set forth below is a table reflecting the total underwriting commissions (sales charges) for sales of each of the Fund’s share classes for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012. No sales charges are imposed on Class I, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5 or Class R6 shares.

Fund	Share Class	2010	2011	2012
Balanced Fund	Class A	$2,391,987	$1,328,422	$964,200
	Class B	$157,014	$181,870	$179,755
	Class C	$60,501	$47,512	$22,112

Fund	Share Class	2010	2011	2012
Global Opportunities Fund	Class A	$2,428,746	$3,239,195	$387,380
	Class B	$26,629	$87,004	$130,189
	Class C	$25,711	$129,766	$44,799

Large Cap Equity Fund	Class A	$2,339,936	$1,075,070	$478,379
	Class B	$211,162	$234,931	$217,390
	Class C	$76,305	$53,802	$31,675

Small Cap Intrinsic Value Fund	Class A	$230,310	$111,811	$53,606
	Class B	$18,869	$14,259	$16,657
	Class C	$4,639	$9,823	$2,245

Sovereign Investors Fund	Class A	$343,154	$235,247	$218,958
	Class B	$38,177	$34,435	$22,883
	Class C	$3,943	$2,116	$2,443
Distribution Plans. The Board has adopted distribution plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Funds, as applicable (the “Rule 12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plans, the Funds may pay distribution and service fees based on average daily net assets attributable to shares of those classes, at the maximum annual percentage rates shown in the following table. In no case will the annual service fee exceed 0.25% of the average daily net assets attributable to a class of shares.

Share Class	Rule 12b-1 Fee
Class A	0.30% (0.25% for Large Cap Equity Fund)
Class B		1.00%
Class C		1.00%
Class R1		0.50%
Class R2		0.25%
Class R3		0.50%
Class R4		0.25%*
Class R5	0.00	% (none)

*	The Funds’ Distributor has contractually agreed to limit the Rule 12b-1 fee on Class R4 shares of Balanced Fund and Large Cap Equity Fund to 0.15% until February 24, 2014.

There are two types of Rule 12b-1 Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Funds’ Distributor.
Except as noted in the next paragraph, the Funds’ Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 Rule 12b-1 Plans are compensation Rule 12b-1 Plans. Under these compensation Rule 12b-1 Plans, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year.
The following Funds and share classes have reimbursement plans: Class B and Class C shares of Balanced Fund and Class A, Class B and Class C shares of Global Opportunities Fund, Large Cap Equity Fund and Small Cap Intrinsic Value Fund. Under a reimbursement plan, if the aggregate payments received by the Distributor for a particular class of shares of a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor will reimburse the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under a class’ reimbursement plan, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available Rule 12b-1 amounts. The Funds do not treat unreimbursed expenses under the Class R1 Rule 12b-1 Plan as a liability of the Funds, because the Trustees can terminate this Rule 12b-1 Plan at any time with no additional liability to the shareholders or the Funds for these expenses.
Under the Rule 12b-1 Plans, each Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:
•	formulation and implementation of marketing and promotional activities;

•	preparation, printing and distribution of sales literature;

•	preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing and support with respect to the sale of shares.
The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.
Continuance of the Rule 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The Rule 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the Rule 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the affected class.
During the fiscal year ended October 31, 2012, the following amounts were paid to the Distributor pursuant to the Funds’ Rule 12b-1 Plans and Service Plans, as applicable (defined below).

		Gross Rule 12b-1		Net Rule 12b-1
		Distribution Plan		Distribution Plan	Service Plan
Fund	Share Class	Payment	Waivers	Payment	Payment
Balanced Fund	Class A	$1,519,905	$0	$1,519,905	N/A
	Class B	$737,607	$0	$737,607	N/A
	Class C	$2,914,918	$0	$2,914,918	N/A
	Class R1	$12,193	$0	$12,193	$6,529
	Class R2*	$167	$0	$167	$0
	Class R3	$85,839	$0	$85,839	$25,002
	Class R4	$4,951	$921	$4,030	$1,859
	Class R5	N/A	N/A	N/A	$2,308

		Gross Rule 12b-1		Net Rule 12b-1
		Distribution Plan		Distribution Plan	Service Plan
Fund	Share Class	Payment	Waivers	Payment	Payment
Global Opportunities Fund	Class A	$1,253,166	$0	$1,253,166	N/A
	Class B	$283,654	$0	$283,654	N/A
	Class C	$1,361,613	$0	$1,361,613	N/A
	Class R2*	$154	$0	$154	$0
Large Cap Equity Fund	Class A	$2,685,378	$0	$2,685,378	N/A
	Class B	$735,261	$0	$735,261	N/A
	Class C	$2,656,357	$0	$2,656,357	N/A
	Class R1	$33,150	$0	$33,150	$15,158
	Class R2*	$171	$0	$171	$0
	Class R3	$13,787	$0	$13,787	$4,050
	Class R4	$295	$49	$246	$114
	Class R5	N/A	N/A	N/A	$795
Small Cap Intrinsic Value Fund	Class A	$280,237	$0	$280,237	N/A
	Class B	$44,326	$0	$44,326	N/A
	Class C	$208,783	$0	$208,783	N/A
Sovereign Investors Fund	Class A	$1,511,357	$0	$1,511,357	N/A
	Class B	$191,880	$0	$191,880	N/A
	Class C	$172,017	$0	$172,017	N/A

*	Class R2 commenced operations on March 1, 2012. The payments listed above are for the period from March 1, 2012 through October 31, 2012.

During the fiscal year ended October 31, 2012, the following unreimbursed expenses amounts were incurred under the various reimbursement Rule 12b-1 Plans.

			Unreimbursed Expenses
			as a Percentage of the
Fund	Share Class	Unreimbursed Expenses	Share Class Net Assets
Balanced Fund	Class B	$5,754,373	7.59%
	Class C	$3,647,720	1.25%
Global Opportunities Fund	Class A	$2,130,017	0.62%
	Class B	$3,641,399	14.74%
	Class C	$3,266,422	2.90%
Large Cap Equity Fund	Class A	$631,570	0.07%
	Class B	$9,935,277	14.40%
	Class C	$4,580,995	1.95%
Small Cap Intrinsic Value Fund	Class A	$116,058	0.15%
	Class B	$2,096,616	51.07%
	Class C	$791,334	4.36%
The Rule 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans, by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Funds with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for that the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.
The Rule 12b-1 Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Rule 12b-1 Plans provide that they may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; (b) by a vote of a majority of the Funds’ outstanding shares of the applicable class upon 60 days’ written notice to the Distributor; and (c) automatically in the event of assignment.
The Rule 12b-1 Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding voting securities of the class of the Funds that have voting rights with respect to the Rule 12b-1 Plan. Each Rule 12b-1 Plan provides that no material amendment to the Rule 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees. The holders of Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class R5 share classes have exclusive voting rights with respect to the Rule 12b-1 Plan applicable to their respective class of shares. In adopting the Rule 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable class of shares of the Funds.
Amounts paid to the Distributor by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Funds as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.
The Rule 12b-1 Plans recognize that the Adviser may use its management fee revenue under the Advisory Agreement with the Funds as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Funds. To the extent that the payment of management fees by the Funds to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plans.
During the fiscal year ended October 31, 2012, the Distributor paid the following amounts of expenses in connection with its services to the Funds:
Expense Items

		Printing and			Interest,
		Mailing of			Carrying or
		Prospectuses			Other
		to New	Compensation to	Expenses of John	Finance
Shares	Advertising	Shareholders	Selling Firms	Hancock Funds	Charges
Balanced Fund
Class A	$5,456	$13,756	$1,454,830	$646,428	$0
Class B	$666	$1,836	$482,497	$84,907	$0
Class C	$2,497	$6,732	$2,915,495	$312,030	$0
Class R1	$51	$172	$2,333	$7,008	$0
Class R2*	$6	$10	$137	$620	$0
Class R3	$155	$461	$7,105	$20,930	$0
Class R4	$34	$105	$1,655	$4,874	$0

		Printing and			Interest,
		Mailing of			Carrying or
		Prospectuses			Other
		to New	Compensation to	Expenses of John	Finance
Shares	Advertising	Shareholders	Selling Firms	Hancock Funds	Charges
Global Opportunities Fund
Class A	$6,284	$22,426	$1,108,225	$970,300	$0
Class B	$293	$1,015	$182,568	$44,261	$0
Class C	$1,418	$5,222	$1,210,137	$227,634	$0
Class R2*	$6	$12	$123	$711	$0
Large Cap Equity Fund
Class A	$5,751	$16,958	$2,974,332	$769,568	$0
Class B	$329	$982	$316,606	$44,553	$0
Class C	$1,103	$3,435	$2,539,494	$153,751	$0
Class R1	$79	$271	$6,397	$11,975	$0
Class R2*	$6	$10	$228	$614	$0
Class R3	$23	$69	$15,299	$3,181	$0
Class R4	$2	$5	$394	$214	$0
Small Cap Intrinsic Value Fund
Class A	$1,931	$2,998	$273,291	$201,662	$0
Class B	$79	$115	$29,057	$8,245	$0
Class C	$335	$513	$204,065	$35,518	$0
Sovereign Investors Fund
Class A	$3,645	$8,486	$1,292,526	$441,729	$0
Class B	$148	$354	$107,434	$18,672	$0
Class C	$120	$283	$168,290	$15,066	$0

*	Class R2 commenced operations on March 1, 2012. The expenses listed above are for the period from March 1, 2012 through October 31, 2012.

Service Plans. Each of Balanced Fund and Large Cap Equity Fund, with respect to its Class R1, Class R2, Class R3, Class R4 and Class R5 shares, and Global Opportunites Fund, with respect to its Class R2 shares, has adopted a separate service plan (the “Service Plans”). The Service Plans authorize the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to a specified percentage of the Funds’ average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R1 shares, 0.25% for Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5 shares. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of fund representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the relevant Fund; and (e) other services related to servicing such retirement plans.
SALES COMPENSATION
As part of their business strategies, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the Funds’ shares. These firms typically pass along a portion of this compensation to your broker or financial representative.
The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C shares are: (1) the Rule 12b-1 fees that are paid out of the Funds’ assets; and (2) sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectus and under “Distribution Contracts,” “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class A, Class B and Class C shares” in this SAI. The portions of these expenses that are paid to Selling Firms are shown in the “First Year Broker or Other Selling Firm Compensation” chart. For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.
Initial compensation. Whenever an investor purchases Class A, Class B or Class C shares of the Funds, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation” chart. The Selling Firm also receives the first year’s Rule 12b-1 service fee at this time.
Annual compensation. For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of the Funds, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. In certain cases, for Class A shares, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.
For Class R1 and Class R3 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of its average daily net assets. For Class R1, Class R2, Class R3 and Class R4 shares, the Distributor also will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares of Balanced Fund and Large Cap Equity Fund is limited to 0.15% of the average daily net assets of that Fund’s Class R4 shares until February 28, 2014. These service and distribution fees are paid monthly in arrears.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code that is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (“Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the Funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines that firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of December 31, 2012, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment — each firm may receive up to 0.25% of revenue sharing:

1st Global Capital Corp.	ING Financial Partners, Inc.
Advisor Group-FSC Securities Corporation	Oppenheimer & Co., Inc.
Advisor Group-Royal Alliance Associates, Inc.	Janney Montgomery Scott, LLC
Advisor Group-Sagepoint Financial, Inc.	John Hancock Financial Network
Advisor Group-Woodbury Financial Services	J.J.B. Hilliard. W.L. Lyons, Inc.
Ameriprise Financial Services, Inc.	Key Investment Services
AXA Advisors, LLC	Lincoln Financial Network
Banc of America/Merrill Lynch	MML Investor Services, Inc.
Cambridge Investment Research	Money Concepts Capital Corp.
CCO Investment Services	Morgan Stanley Wealth Management, LLC
Centaurus Financial, Inc.	NFP Securities, Inc.
Cetera — Advisor Network LLC	NPH-Investment Centers of America
Cetera — Advisors LLC	NPH-Invest Financial Corporation
Cetera — Financial Institutions	NPH-National Planning Corp.
Cetera — Financial Specialists, Inc.	NPH-SII Investments, Inc.
CISC, Inc.	ProEquities, Inc.
Charles Schwab	Raymond James and Associates, Inc.
Commonwealth Financial Network	Raymond James Financial Services, Inc.
Crown Capital Securities L.P.	RBC Capital Markets Corporation
Cuso Financial Services	Robert W. Baird & Co.
Fintegra LLC	Securities America Inc.
First Allied Securities, Inc.	Stifel, Nicolaus, & Co, Inc.
First Tennessee Brokerage, Inc.	The Investment Center, Inc.
Fifth Third Bank	Transamerica Financial Advisors, Inc.
Geneos Wealth Management	UBS Financial Services, Inc.
H.D. Vest Investment Services, Inc.	Unionbanc Investment Services
Independent Financial Group	Wells Fargo Advisors
Infinex Investments Inc.
The Distributor also has arrangements with intermediaries and other firms that are not members of the FINRA. Such firms, who are not members of FINRA, also may receive revenue sharing payments.
Sales- and Asset-Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Distributor hopes to benefit from revenue sharing by increasing the Funds’ net assets, that, as well as benefiting the Funds would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.
The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as omnibus account services, transaction processing services, or effecting portfolio transactions for the Funds. If a firm provides these services, the Adviser or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the Funds.
First Year Broker or Other Selling Firm Compensation

	Investor pays		Selling Firm receives
	sales charge	Selling Firm receives	Rule 12b-1	Total Selling Firm
	(% of offering price)(1)	commission(2)	service fee(3)	compensation(4)(5)
Class A investments
Up to $49,999	5.00%	4.01%	0.25%	4.25%
$50,000 - $99,999	4.50%	3.51%	0.25%	3.75%
$100,000 - $249,999	3.50%	2.61%	0.25%	2.85%
$250,000 - $499,999	2.50%	1.86%	0.25%	2.10%
$500,000 - $999,999	2.00%	1.36%	0.25%	1.60%
Investments in Class A shares of $1 million or more
First $1M - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Investments in Class A shares by certain Retirement Plans (6)
First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%
Class B investments
All amounts	—	3.75%	0.25%	4.00%
Class C investments
All amounts	—	0.75%	0.25%	1.00%

	Investor pays		Selling Firm receives
	sales charge	Selling Firm receives	Rule 12b-1	Total Selling Firm
	(% of offering price)(1)	commission(2)	service fee(3)	compensation(4)(5)
Class I investments
All amounts	—	0.00%	0.00%	0.00	% (7)
Class R1 investments(8)
All amounts	—	0.00%	0.50%	0.50%
Class R2 investments(8)
All amounts	—	0.00%	0.25%	0.25%
Class R3 investments(8)
All amounts	—	0.00%	0.50%	0.50%
Class R4 investments(8)
All amounts	—	0.00%	0.15%	0.15%
Class R5 investments
All amounts	—	0.00%	0.00%	0.00%
Class R6 investments
All amounts —		0.00%	0.00%	0.00%

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge

(3)	For Class A, Class B and Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, Rule 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with the Distributor, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission and Rule 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employee at the time of purchase.

(7)	The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

(8)	For purchases of Class R1, Class R2, Class R3 and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Contracts” for description of Class R1, Class R2, Class R3, Class R4 and Class R5 Service Plan charges and payments.

Contingent deferred sales charge (“CDSC”) revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.
NET ASSET VALUE
The NAV for each class of the Funds is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’s net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Funds’ NAV is not calculated. Consequently, the Funds’ portfolio securities may trade and the NAV of the Funds’ redeemable securities may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Funds.
Portfolio securities are valued by various methods that are generally described below. As noted in the Prospectuses, portfolio securities also may be fair valued by the Funds’ Pricing Committee in certain instances. Most equity securities that are traded on a stock exchange or in the OTC market are valued at the last sale price as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price.
Shares of other open-end investment companies are valued based on the NAVs of those investment companies.
In certain instances, a Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
INITIAL SALES CHARGE ON CLASS A SHARES
Class A, Class B and Class C shares of each Fund are offered at a price equal to their NAVs plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class B and Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or CDSC). The Board reserves the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund’s best interest.
The sales charges applicable to purchases of Class A shares of the Funds are described in the Class A, Class B and Class C share Prospectuses. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV or all R shares classes of the John Hancock mutual funds owned by the investor (see “Combination and Accumulation Privileges” below).
In order to receive the reduced sales charge, the investor must notify his/her financial advisor and/or the financial advisor must notify John Hancock Signature Services, Inc., the Funds’ transfer agent (“Signature Services”) at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privilege” below). This includes investments held in an individual retirement account, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.
Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:
•	A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, Subadviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with the Distributor providing specifically for the use of Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

•	Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customer.

•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA.

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.

•	Individuals recharacterizing assets from an IRA, Roth IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted.

•	Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts or for which John Hancock Trust Company serves as trustee, rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock’s Personal Financial Services (PFS) Group by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were held in certain John Hancock group annuity contracts or in trust by John Hancock Trust Company but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account through John Hancock’s PFS Group by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center

•	Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (“TIP”), John Hancock Savings Investment Plan (“SIP”) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined herein) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Participants actively enrolled in a John Hancock Retirement Plan Services (“RPS”) plan account rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds through the John Hancock PFS Group (to the extent such assets are otherwise prohibited from rolling over or transferring into the John Hancock RPS plan account), including subsequent investments into such accounts and which are held directly at John Hancock funds or at the PFS Financial Center.

•	Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code sections 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.
•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

•	Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. (the “Princeton Retirement Group”) servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.

•	Retirement plans investing through PruSolutionssm program.

•	Participants in certain 529 Plans that have a signed agreement with the Distributor. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan, and a commission or finder’s fee was paid, then a 1% CDSC will be imposed.

Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving John Hancock funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.
Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code sections 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges:
Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan and (c) groups that qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R share classes of all John Hancock funds already held by such person. However, Class A shares of the Money Market Fund will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial advisor or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to members at a reduced or no cost to John Hancock funds.
Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (“LOI”), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Individual investors who are using the Funds as a funding medium for their retirement plan account, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual’s non-qualified and qualified retirement plans can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI; however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that that would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.
The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at that time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.
DEFERRED SALES CHARGE ON CLASS A, CLASS B AND CLASS C SHARES
Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.
Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Class A, Class B and Class C shares Prospectus as a percentage of the dollar amount subject to the CDSC.
Any CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Funds account. You must notify Signature Services of the number of eligible employees at the time your account is established.
The amount of the Class B CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class A or Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.
Example:
You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

• Proceeds of 50 shares redeemed at $12 per share (50 x 12)	$600.00
• Minus Appreciation ($12 — $10) x 100 shares*	(200.00)
• Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)

• Amount subject to CDSC	$280.00

*	The appreciation is based on all 100 shares in the account not just the shares being redeemed.
With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million or more.

With respect to a CDSC imposed on redemptions of Class B or Class C shares, proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. Any CDSC will be waived on redemptions of Class A, Class B and Class C shares, unless otherwise indicated, in the circumstances defined below:
For all account types:

*	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

*	Redemptions of Class A shares by retirement plans that invested through the PruSolutionssm program.

*	Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the minimum account value stated in the Prospectuses under “Dividends and account policies” — “Small accounts.”

*	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*	Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

*	Redemptions made under the Reinstatement Privilege, as described in the Prospectuses under “Sales charge reductions and waivers.”

*	Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

*	Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code unless otherwise noted.
*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b) (7) account assets required by the Distributor as a result of its decision to discontinue maintaining and administering 403(b) (7) accounts.

*	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.
Please see the following matrix for some examples:

401(a) Plan
(401(k), MPP,
PSP)
Type of	457 & 408 (SEPs
Distribution	& Simple IRAs)	403 (b)	457	IRA, IRA Rollover	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.
ELIGIBLE INVESTORS FOR CLASS R1, CLASS R3, CLASS R4 AND CLASS R5 SHARES
Class R1, Class R3, Class R4 and Class R5 shares of Balanced Fund and Large Cap Equity Fund are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs where the shares are held on the Fund’s books through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (the “NSCC”).

ELIGIBLE INVESTORS FOR CLASS R2 SHARES
Class R2 shares of Balanced Fund, Global Opportunities Fund and Large Cap Equity Fund are available only to qualified tuition programs under Section 529 of the Code (“529 plans”) distributed by the Distributor or one of its affiliates, and retirement plans (“Retirement Plans”) including pension, profit-sharing and other plans (“Plans”) qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans and traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs SIMPLE IRAs where the shares are held on the Funds’ books through omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the NSCC.
ELIGIBLE INVESTORS FOR CLASS NAV SHARES
Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds of JHF II and JHF III. Class NAV shares may also be sold to retirement plans for employees of John Hancock and/or Manulife affiliated companies only, including John Hancock qualified plans and non-qualified deferred compensation plans, and separate investment accounts of John Hancock and its insurance affiliates and to the issuers of interests in the John Hancock Freedom 529 plan, including the Education Trust of Alaska.
SPECIAL REDEMPTIONS
Although it would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. Each Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.
The Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as the Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. Under a no-action letter issued by the SEC, however, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:
•	the distribution is effected through a pro rata distribution of the distributing Fund’s portfolio securities;

•	the distributed securities are valued in the same manner as they are in computing the Fund’s NAV;

•	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of the Fund.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from a Fund to a non-John Hancock investment, the one-year CDSC applies.
Class I, Class R1, Class R2, Class R3, Class R4, Class R5 or Class R6 shareholders may exchange their shares for the same class of shares of other John Hancock funds or Class A shares of Money Market Fund. If a shareholder exchanges into Class A shares of Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.
Provided a Fund’s eligibility requirements are met, an investor who purchases Class I shares of the Fund pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by the Fund may be afforded an opportunity to make a conversion of Class A shares or Class C shares also owned by the investor in the same fund to Class I shares of that Fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See “Additional Information Concerning Taxes” for information regarding taxation upon the redemption or exchange of shares of a Fund.
The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a Fund for 90 days before a shareholder is permitted a new exchange.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”
Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Class A, Class B and Class C shares Prospectuses. The program, as it relates to automatic investment checks, is subject to the following conditions:
The investments will be drawn on or about the day of the month indicated.
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Funds may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the original CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.
The Funds may refuse any reinvestment request and may change or cancel their reinvestment policies at any time.
A redemption or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of a Fund’s shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”
Retirement plans participating in Merrill Lynch’s or the Princeton Retirement Group’s servicing programs: Class A shares are available at net asset value for Merrill Lynch or the Princeton Retirement Group retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information. For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).
Section 403(b)(7) custodial accounts: Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under that the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to these Regulations:
1)	The Funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The Funds do not accept requests for exchanges or transfers into a shareholder’s John Hancock custodial 403(b)(7) accounts (i.e., where it is the replacing account); and

3)	The Funds require certain signed disclosure documentation in the event:
•	The shareholder established a John Hancock custodial 403(b)(7) account with a Fund prior to September 24, 2007; and

•	The shareholder directs the Funds on or after September 25, 2007 to exchange or transfer some or all of its John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Funds).
4)	The Funds no longer accept salary deferrals into 403(b)(7) accounts.
In the event that the fund does not receive the required documentation, and the shareholder nonetheless directs the Funds to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of a Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Funds for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Funds and/or the Distributor.
Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Fund(s). These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in a Fund’s prospectus and if you had held your shares of the Fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.
DESCRIPTION OF THE FUNDS’ SHARES
The Board is responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders.
As of the date of this SAI, the Trustees have authorized five existing series. Additional series may be added in the future. The Trustees also have authorized the issuance of the following existing classes of shares of the Funds:

•	Balanced Fund: ten share classes, designated as Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6;

•	Global Opportunities Fund: seven share classes, designated as Class A, Class B, Class C, Class I, Class NAV, Class R2 and Class R6;

•	Large Cap Equity Fund: ten share classes, designated as Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6;

•	Small Cap Intrinsic Value Fund: six share classes, designated as Class A, Class B, Class C, Class I, Class NAV and Class R6; and

•	Sovereign Investors Fund: four share classes, designated as Class A, Class B, Class C, and Class I.
The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Funds do not issue share certificates. Shares are electronically recorded.
Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service (Rule 12b-1) fees relating to each class of shares will be borne exclusively by that class; (ii) the distribution and service fees for each class may differ, as detailed under “Distribution Plans,” above; and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service (“IRS”) imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of a Fund’s liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Funds’ assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, the Funds shall not be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
The Funds reserve the right to reject any application that conflicts with the Funds’ internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or Funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for shareholder’s protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts and estates.
The Trust’s Declaration of Trust also provides that the Board may approve the merger of a Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.
Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval also will be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A shares of the Funds are sold with a maximum initial sales charge of 5.00%. Class B and Class C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class NAV and Class I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Fund, using the Fund’s relevant NAV as of October 31, 2012:

		Class A
		Maximum Sales
	NAV and Redemption Price	Charge (5.00% of	Maximum Offering Price
Fund	per Class A Share	Offering Price)	to Public(1)
Balanced Fund	$16.57	$0.87	$17.44
Global Opportunities Fund	$14.19	$0.75	$14.94
Large Cap Equity Fund	$27.52	$1.45	$28.97
Small Cap Intrinsic Value Fund	$11.56	$0.61	$12.17
Sovereign Investors Fund	$16.81	$0.88	$17.69

Net Asset Value, Offering Price, and Redemption Price per Share:
Fund	Class B(2)	Class C(2)	Class I	Class NAV	Class R6
Balanced Fund	$16.54	$16.55	$16.57	N/A	$16.58
Global Opportunities Fund	$13.84	$13.84	$14.32	$14.39	$14.38
Large Cap Equity Fund	$25.20	$25.19	$28.58	N/A	$28.61
Small Cap Intrinsic Value Fund	$11.00	$11.09	$11.83	$11.92	$11.92
Sovereign Investors Fund	$16.74	$16.78	$16.82	N/A	N/A

Net Asset Value, Offering Price, and Redemption Price per Share:
Fund	Class R1	Class R2	Class R3	Class R4	Class R5
Balanced Fund	$16.63	$16.58	$16.61	$16.63	$16.61
Global Opportunities Fund	N/A	$14.32	N/A	N/A	N/A

Net Asset Value, Offering Price, and Redemption Price per Share:
Fund	Class R1	Class R2	Class R3	Class R4	Class R5
Large Cap Equity Fund	$28.26	$28.56	$28.30	$28.47	$28.61
Small Cap Intrinsic Value Fund	N/A	N/A	N/A	N/A	N/A
Sovereign Investors Fund	N/A	N/A	N/A	N/A	N/A

(1)	NAV ÷ 95%. On single retail sales of less than $100,000. On sales of 100,000 or more and on group sales price is reduced.

(2)	Redemption price is equal to NAV less any applicable CDSC.
ADDITIONAL INFORMATION CONCERNING TAXES
Each Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, each Fund will not be subject to federal income tax on its taxable income (including net realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.
To qualify as a regulated investment company for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
To qualify as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than United States government securities or the securities of other regulated investment companies) (i) of any one issuer, or (ii) of two or more issuers, that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) of one or more qualified publicly traded partnerships.
If a Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If a Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders; provided that it distributes at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt interest income and net capital gain.
If a Fund failed to meet the annual gross income test or asset diversification test as described above or fails to satisfy the 90% distribution requirement described above for any taxable year, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the Subadviser and it is intended that the Funds will comply with the requirements for qualification as regulated investment companies.
In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.
Distributions from a Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund’s “investment company taxable income,” they will be taxable as ordinary income unless such distributions are reported as “qualified dividend income,” in which event such reported dividends will be taxable at lower rates applying to long-term capital gain. If distributions are paid from a Fund’s “net capital gain,” they will be taxable as long-term capital gain. Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the applicable Fund.
Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s federal tax basis in a Fund’s shares and then, to the extent such basis is exceeded, generally will give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund’s investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of “qualifying income” from which a Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could include a return of capital.
Certain options, futures, and forward foreign currency contracts undertaken by a Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders. Each Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.
A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes, or certain other foreign taxes (“qualified foreign taxes”), paid by a Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them
If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable income, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends that represents income from each foreign country. If a Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.
The amount of a Fund’s net realized capital gains, if any, in any given year will vary depending upon the Subadviser’s current investment strategy and whether the Subadviser believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor’s purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions in reality represent a return of a portion of the purchase price.
Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the shareholder’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date of such redemption or exchange, without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund, such as pursuant to automatic dividend reinvestments, within a period of 61 days beginning 30 days before and ending 30 days after the date on which the initial shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Although each Fund’s present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. To the extent such gain was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper reporting of this amount by a Fund, each shareholder would be treated for federal income tax purposes as if a Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by a Fund and reinvested the remainder in a Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in that the last day of a Fund’s taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes. A Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain.
For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders.
Below are the capital loss carryforwards available to the Funds as of October 31, 2012 to the extent provided by regulations, to offset future net realized capital gains (Balanced Fund and Sovereign Investors Fund had no capital loss carryforwards as of October 31, 2012):

	Short-term		Short-term	Long-term
	Losses		Losses	Losses
	(subject to	Expiration	(no expiration	(no expiration
Fund	expiration)	Date	date)	date)	Total
Global Opportunities Fund	—	—	$32,298,063	$104,680,073	$136,978,136
Large Cap Equity Fund	$343,016,298	10-31-17	—	$30,171,459	$373,187,757
Small Cap Intrinsic Value Fund	$174,305,711	10-31-17	$17,460,560	$12,256,004	$204,022,275
The Subadviser may choose to have a Fund sell portfolio securities or engage in options transactions in order to generate capital gain for purposes of utilizing a Fund’s capital loss carryforward before it expires. Although this strategy would reduce a Fund’s capital gain distributions, which could increase the after-tax return of an investment in a Fund by a taxable investor, a Fund’s investors in tax-deferred accounts would not obtain a similar benefit. Additionally, this strategy might cause a Fund to incur transaction costs in connection with such sales that the Fund would not otherwise incur.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly-reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
The maximum tax rate for long-term capital gain is 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, or 0% for individuals in the 10% or 15% tax brackets.
If a Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by the Fund. This amount will be reflected on Form 1099-DIV for the applicable calendar year.
If a Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to distributions attributed to dividend income (if any) reported in a written statement to shareholders that a Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.
For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by a Fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their shares of a Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, that may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.
Investment in debt obligations that are at risk of or in default presents special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to federal income or excise tax.
Each Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if such Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures, forward contracts, short sales or other transactions also may require a Fund to recognize income or gain without a concurrent receipt of cash.
A Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, a Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings or assets in those countries. However, a Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.
An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends paid by a Fund will constitute investment income of the type subject to this tax.
Each Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of such Fund’s shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to that are exempt from the information reporting provisions of the Code. All such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Legislation passed by Congress in 2008 requires a Fund (or is administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for a Fund’s shares purchased on or after January 1, 2012, and repurchased by a Fund on or after that date. A Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Funds also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Funds.
Legislation enacted in early 2013 has reinstated provisions under which properly-reported dividends generally are exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of a Fund’s “qualified short-term gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. This withholding exemption has been reinstated, however, only for such properly-reported dividends with respect to taxable years of a Fund beginning on or before December 31, 2013.
Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the IRS to collect and provide to the IRS annually substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax is scheduled to begin in 2014 with respect to U.S.-source income and in 2017 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, regulated investment companies, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Under recently issued regulations, a non-U.S. entity that is not otherwise exempt or deemed compliant will need to enter into such an agreement and register with the IRS by October 25, 2013 to insure that it will be identified as FATCA-compliant in sufficient time to allow the entity to avoid such withholding on its U.S.-source income beginning on January 1, 2014. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in a Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Each Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, the Fund also will not be required to pay any Massachusetts income tax.
BROKERAGE ALLOCATION
Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Subadviser’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner that, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds’ trading practices and investments are reviewed periodically by the Subadviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Subadviser and quarterly by the officers of the Adviser and the Independent Trustees.
Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread.” Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.
The Funds’ primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Funds’ trades may be executed by dealers that also sell shares of John Hancock funds. However, the Subadviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Subadviser. The Subadviser has implemented policies and procedures (approved by the Board) reasonably designed to ensure that the Funds’ selection of the broker-dealer is not influenced by considerations about the sales of Funds shares.
Regular Broker-Dealers. The table below presents information regarding the securities of the Fund’s regular broker-dealers (or parents of the regular broker-dealers) that were held by the Fund as of the fiscal year ended October 31, 2012. “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Fund	Regular Broker Dealer	Holdings ($000s)
Balanced Fund	Wells Fargo Bank, NA	$394
	Bank of America Corp.	$2,437
	Citigroup, Inc.	$15,059
	Goldman Sachs	$8,459
	Morgan Stanley & Company	$3,339
	Barclays	$1,490
	JPMorgan Chase & Company	$1,244

Fund	Regular Broker Dealer	Holdings ($000s)
Global Opportunities Fund	Bank of America Corp.	$1,225
	Credit Suisse First Boston	$15,382
	State Street Corp.	$2,000
Large Cap Equity Fund	JPMorgan Chase & Company	$71,638
	Goldman Sachs	$40,262
	Bank of America Corp.	$55,144
	Morgan Stanley & Company	$34,360
	State Street Corp.	$22,445
Small Cap Intrinsic Value Fund	N/A	N/A
Sovereign Investors Fund	JPMorgan Chase & Company	$6,760
	State Street Corp.	$1,250
	Goldman Sachs	$6,523
	Wells Fargo Bank, NA	$8,638
Soft Dollar Considerations. Where research is available for cash payments, the Subadviser may pay for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the 1934 Act, a Fund may pay to a broker that provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission that another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Subadviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.
The term “brokerage and research services” includes research services received from broker-dealers that supplement the Subadviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services also may include the providing of electronic communication of trade information and, the providing of specialized consultations with the Subadviser’s personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.
The outside research assistance is useful to the Subadviser since the broker-dealers used by the Subadviser tend to follow a broader universe of securities and other matters than the Subadviser’s staff can follow. In addition, the research provides the Subadviser with a diverse perspective on financial markets. Research services provided to the Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Subadviser’s clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.
The Subadviser believes that the research services are beneficial in supplementing the Subadviser’s research and analysis and that they improve the quality of the Subadviser’s investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Subadviser. The advisory fee paid by the Funds is not reduced because the Subadviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Subadviser. However, to the extent that the Subadviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Subadviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.
Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Subadviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Funds or the Subadviser’s other clients.
Allocation of Trades by the Subadviser. In effecting portfolio transactions on behalf of the Funds and the Subadviser’s other clients, the Subadviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or “step-out,” a portion of the transaction to another broker-dealer. The broker-dealer to which the Subadviser “stepped-out” would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
While the Subadviser will be primarily responsible for its allocation of the Fund’s brokerage business, the policies and practices of the Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Board.
Brokerage Commissions Paid. The following table shows the brokerage commissions paid by the Funds in connection with portfolio transactions for the fiscal years ended October 31, 2010, October 31, 2011 and October 31, 2012.

Fund	2010	2011	2012
Balanced Fund	$1,469,616	$953,715	$698,523
Global Opportunities Fund	$5,822,784	$7,508,810	$3,463,162
Large Cap Equity Fund	$5,623,761	$4,072,668	$1,955,756
Small Cap Intrinsic Value Fund	$1,906,424	$1,805,522	$1,446,224
Sovereign Investors Fund	$542,784	$508,789	$279,572
Commission Recapture Program. The Board has approved each Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a fund’s adviser and/or subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.
Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined by the 1940 Act) of the Funds, the Adviser, the Subadviser, or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser’s indirect parent, the Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Adviser’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (“JH Distributors”). Each of Signator and JH Distributors is considered and Affiliated Broker.
Allocation Among Subadviser Clients. Other investment advisory clients advised by the Subadviser also may invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Subadviser may average the transactions as to price and allocate the amount of available investments in a manner that the Subadviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Subadviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly-owned indirect subsidiary of Manulife Financial, is the transfer and dividend paying agent for the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares of the Funds, as applicable.
The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Trust and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). The Signature Services Cost includes (i) an allocable portion of John Hancock corporate overhead and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. The Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, the Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average daily NAVs.
Retail Share Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, Class C, Class ADV and Class T shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all Class A, Class B and Class C shares in the aggregate, without regard to fund or class. The Funds described in this SAI do not offer Class ADV or Class T shares.

Institutional Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class I, Class I2 and Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. The Funds described in this SAI do not offer Class I2 shares. Sovereign Investors Fund does not offer Class R6 shares.
Retirement Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to Fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service Plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan. Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund do not offer Class R1, Class R3, Class R4 and Class R5 shares. Small Cap Intrinsic Value Fund and Sovereign Investors Fund do not offer Class R2 shares.
Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B and Class C shares. The Trust does not currently offer any municipal bond funds, and no such funds are described in this SAI.
In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative NAVs. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them or if the Trust continued to charge transfer agent fees based on the methodology in effect prior to July 1, 2010.
Prior to July 1, 2010, the Funds paid Signature Services monthly a fee that was based on an annual rate of $16.50 for each Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares shareholder account. The Funds also paid Signature Services monthly a fee that was based on an annual rate of 0.05% of average daily net assets attributable to each Fund for Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5 shares.
Prior to July 1, 2010, for shares held of record in omnibus or other group accounts where administration and other shareholder services were provided by the Selling Firm or group administrator, the Selling Firm or administrator will charged a service fee to the Fund. For such shareholders, Signature Services did not charge its account fee.
CUSTODY OF PORTFOLIO
Each Fund’s portfolio securities are held pursuant to a custodian agreement between the Trust, on behalf of the Funds and State Street Bank & Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, Foreign Custody Manager and fund accounting services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Funds for the fiscal year ended October 31, 2012, including the related financial highlights that appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon said reports given on the authority of said firm as experts in accounting and auditing. PwC has offices at 125 High Street, Boston, Massachusetts 02110.
FINANCIAL STATEMENTS
The financial statements of the Funds for the fiscal year ended October 31, 2012 are incorporated herein by reference from each Fund’s most recent Annual Report filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
LEGAL AND REGULATORY MATTERS
There are no legal proceedings to which the Trust, the Adviser or the Distributor is a party that are likely to have a material adverse effect on the Fund or the ability of either the Adviser or the Distributor to perform its contract with the Fund.
On June 25, 2007, the Adviser, the Distributor and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.
CODES OF ETHICS
The Trust, the Adviser, the Distributor and the Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Moody’s
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on that to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Fitch
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘B’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C
•	For issuers and performing obligations, default is imminent.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE COMMERCIAL PAPER RATINGS
Moody’s

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.
Dual Ratings
Standard & Poor’s assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B
PROXY VOTING POLICIES OF THE ADVISER, THE JOHN HANCOCK FUNDS AND THE SUBADVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Procedure
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:

1.	these Procedures and all amendments hereto;

2.	all proxy statements received regarding Fund portfolio securities;

3.	records of all votes cast on behalf of a Fund;

4.	records of all Fund requests for proxy voting information;

5.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.	all records relating to communications with the Funds regarding Conflicts; and

7.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.
In the case of proxies voted by a sub-adviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Effective 1/1/12

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and NYSE Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds that are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in that case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in that the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s SAI (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and NYSE Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Variable Insurance Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Premium Dividend Fund (formerly, John Hancock Patriot Premium Dividend Fund II)	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

Proxy Voting Policy
Executive Summary
Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.
To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:
1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.
The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.
Introduction
Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.
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The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial.
Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.
The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.
The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.
Proxy Voting Policy
This Proxy Voting Policy (the “Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US) and applies to all Manulife Asset Management (US) clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.
The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.
The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.
All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.
The Proxy Policy has the following six sections:
1.	General Principles

2.	Standards

3.	Administration

4.	Conflict of Interest

5.	Recordkeeping

6.	Policy Administration

General Principles
Scope
Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This Policy permits Clients to:
1.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

2.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3.	elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.
Policy Statement
Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy
Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.
Therefore, the Proxy Voting Policy encompasses the following principles:
■ ■	The proxy voting function of Manulife Asset Management (US) Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

■ ■	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.
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■ ■	Except as otherwise required by law, Manulife Asset Management (US) has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US) or its voting delegate voted a Client’s proxy.

■ ■	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.
Standards
Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:
1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.
Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.
Manulife Asset Management (US) does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.
Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.
In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:
1.	proxy statements and ballots being written in a foreign language;

2.	underlying securities have been lent out pursuant to a Client’s securities lending program;

3.	untimely notice of a shareholder meeting; 4.requirements to vote proxies in person;

5.	restrictions on foreigner’s ability to exercise votes;

6.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.	requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.	inability of a Client’s custodian to forward and process proxies electronically.
Administration
Proxy Operations is responsible for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.	Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.	Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.
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As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.
From time to time, proxy votes will be solicited which
(i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.
In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.
There may be circumstances under which a portfolio manager or other Manulife Asset Management (US) investment professional (“Manulife Asset Management (US) Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional
shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset
Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.
In addition to voting proxies, Manulife Asset Management (US):
1.	describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2.	provides clients with a copy of the Proxy Voting Policy, upon request;

3.	discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4.	generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5.	documents the reason(s) for voting for all non-routine items; and

6.	keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.
Conflict of Interest
In instances where Manulife Asset Management (US) has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US) serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:
1.	Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2.	Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3.	Manulife Asset Management (US) members, employees or consultants have a personal or
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other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously. While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.
In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.
As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.
Recordkeeping
In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:
■ ■	the Manulife Asset Management (US) Proxy Voting Policy and any additional procedures created pursuant to that policy;

■ ■	a copy of each proxy statement Manulife Asset Management (US) receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

■ ■	a record of each vote cast by Manulife Asset Management (US) (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

■ ■	a copy of any document created by Manulife Asset Management (US) that was material in making its voting decision or that memorializes the basis for such decision; and

■ ■	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.
Policy Administration
The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.
The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.
6 Policy Edition: February 2011